File Nos. 33-43845
                                                                       811-3700

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]

     Pre-Effective Amendment No.                                       [  ]


     Post-Effective Amendment No. 54                                   [ X ]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ X ]


     Amendment No. 54                                                  [ X ]


                       (Check appropriate box or boxes.)

                  THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                (formerly The Laurel Tax-Free Municipal Funds)
              ___________________________________________________
              (Exact Name of Registrant as Specified in Charter)

           c/o The Dreyfus Corporation
           200 Park Avenue, New York, New York          10166
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                                   Secretary
                          The Dreyfus/Laurel Tax-Free
                                Municipal Funds
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

           immediately upon filing pursuant to paragraph (b)
     ----

           on     (date)      pursuant to paragraph (b)
     ----

           60 days after filing pursuant to paragraph (a)(i)
     ----

      X    on November 1, 2001 pursuant to paragraph (a)(i)
     ----

           75 days after filing pursuant to paragraph (a)(ii)
     ----
           on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

           this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     The following post-effective amendment to the Registrant's Registration Statement on Form N-1A relates only to Dreyfus Premier Limited Term Municipal Fund and Dreyfus Premier Limited Term Massachusetts Municipal Fund and does not affect the Registration Statement of the following series of the Registrant:

            Dreyfus BASIC California Municipal Money Market Fund
             Dreyfus BASIC New York Municipal Money Market Fund
           Dreyfus BASIC Massachusetts Municipal Money Market Fund




Dreyfus Premier Limited Term Massachusetts Municipal Fund

Investing for income that is exempt from federal and Massachusetts state income taxes


PROSPECTUS November 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Limited Term Massachusetts Municipal Fund
                                           ----------------------------------

                                           Ticker Symbols  CLASS A: PLMMX

                                                           CLASS B: DPMBX

                                                           CLASS C: DPMCX

                                                           CLASS R: PMARX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   9

Services for Fund Investors                                              10

Instructions for Regular Accounts                                        11

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Massachusetts personal income taxes. The fund occasionally may invest in municipal obligations that are exempt only from federal income tax and, for temporary defensive purposes, in such obligations or taxable bonds. The fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. The fund generally invests in municipal bonds with maturities ranging between three and ten years, although there is no limit on the maturity of any individual security. The fund's investments in municipal bonds must be of investment grade quality at the time of purchase, or the unrated equivalent as determined by Dreyfus.

Municipal bonds are typically of two types:

 * GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

 * REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

AVERAGE MATURITY: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent that the fund maintains a longer maturity than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors could have an effect on the fund's performance:

 * if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 * Massachusetts's economy and revenues underlying its municipal bonds may decline

 * investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the stat


 * if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.


Although the fund's objective is to generate income exempt from federal and Massachusetts personal income taxes, interest from some of its holdings may be subject to Massachusetts personal income or to the federal alternative minimum tax. In addition, for temporary defensive purposes, including when the fund manager believes that acceptable Massachusetts municipal obligations are unavailable for investment, the fund may invest up to all of its assets in taxable bonds and/or municipal obligations that are exempt only from federal income tax. During such periods, the fund may not achieve its investment objective.


Other potential risks


The fund, at times, may invest in certain derivatives, such as futures, options and interest rate swaps, which may cause taxable income. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.


The Fund       1


PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, each a broad measure of, non-Massachusetts specific municipal bond performance. These returns reflect any applicable sales charges. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


12.39   8.59    10.51   -2.86   12.03   3.85    7.11    5.25    -1.60   8.90
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q1 '95                         +4.35%

WORST QUARTER:                   Q1 '94                         -3.90%


THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS ___%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                   Since
                          Inception date               1 Year            5 Years            10 Years             inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                      (9/24/85)                 5.68%             4.00%               5.97%                  --

CLASS B                     (12/28/94)                 5.28%             3.92%                --                  5.31%

CLASS C                     (12/28/94)                 7.64%             4.19%                --                  5.36%

CLASS R                      (2/1/93)                  9.17%             4.89%                --                  5.39%

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX                                            10.76%             5.93%                7.44%               6.53%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                            9.07%              5.39%                6.76%               5.87%*

* BASED ON THE LIFE OF CLASS R. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH
INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS R
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      3.00           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*          3.00            .75           NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                .50            .50            .50            .50

Rule 12b-1 fee                                                                 .25            .75            .75           NONE

Other expenses                                                                 .00            .00            .00            .00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                          .75           1.25           1.25            .50

 *   SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
     $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
     YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $374                $532                 $704                 $1,202

CLASS B
WITH REDEMPTION                                $427                $597                 $786                 $1,247**

WITHOUT REDEMPTION                             $127                $397                 $686                 $1,247**

CLASS C
WITH REDEMPTION                                $202                $397                 $686                 $1,511
WITHOUT REDEMPTION                             $127                $397                 $686                 $1,511

CLASS R                                        $51                 $160                 $280                 $628

** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund       3



MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $168 billion in over 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $__ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Kristin Lindquist has managed the fund, and has been employed by Dreyfus as a portfolio manager, since October 1994. Ms. Lindquist is also a vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which she joined in May 1991.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


4


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by __________, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                                YEAR ENDED JUNE 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.89      12.03     12.34      12.15      11.97

 Investment operations:  Investment income -- net                                 .52        .51       .51        .53        .54

                         Net realized and unrealized gain (loss) on investments   .49      (.14)     (.30)        .24        .20

 Total from investment operations                                                1.01        .37       .21        .77        .74

 Distributions:          Dividends from investment income -- net                (.52)      (.51)     (.51)      (.53)      (.54)

                         Dividends from net realized gain on investments           --         --     (.01)      (.05)      (.02)

 Total distributions                                                            (.52)      (.51)     (.52)      (.58)      (.56)

 Net asset value, end of period                                                 12.38      11.89     12.03      12.34      12.15

 Total return (%)*                                                               8.63       3.21      1.60       6.41       6.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .75        .75       .75        .75        .75

 Ratio of net investment income to average net assets (%)                        4.24       4.32      4.10       4.30       4.47

 Portfolio turnover rate (%)                                                    14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         12,850     12,581    15,045     16,355     16,093

* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.92      12.06     12.37      12.18      11.99

 Investment operations:  Investment income -- net                                 .46        .45       .44        .47        .48

                         Net realized and unrealized gain (loss) on investments   .48      (.14)     (.30)        .24        .21

 Total from investment operations                                                 .94        .31       .14        .71        .69

 Distributions:          Dividends from investment income -- net                (.46)      (.45)     (.44)      (.47)      (.48)

                         Dividends from net realized gain on investments           --         --     (.01)      (.05)      (.02)

 Total distributions                                                            (.46)      (.45)     (.45)      (.52)      (.50)

 Net asset value, end of period                                                 12.40      11.92     12.06      12.37      12.18

 Total return (%)*                                                               8.00       2.70      1.09       5.87       5.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.25      1.25       1.25       1.25

 Ratio of net investment income to average net assets (%)                        3.74       3.80      3.56       3.78       3.96

 Portfolio turnover rate (%)                                                    14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            862        738       901        637        464

* EXCLUSIVE OF SALES CHARGE.

The Fund       5



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                             YEAR ENDED JUNE 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.93      12.08     12.38      12.15      11.97

 Investment operations:  Investment income -- net                                 .46        .46       .44        .46        .49

                         Net realized and unrealized gain (loss) on investments   .49      (.15)     (.29)        .28        .20

 Total from investment operations                                                 .95        .31       .15        .74        .69

 Distributions:          Dividends from investment income -- net                (.46)      (.46)     (.44)      (.46)      (.49)

                         Dividends from net realized gain on investments           --         --     (.01)      (.05)      (.02)

 Total distributions                                                            (.46)      (.46)     (.45)      (.51)      (.51)

 Net asset value, end of period                                                 12.42      11.93     12.08      12.38      12.15

 Total return (%)*                                                               8.11       2.63      1.18       6.19       5.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.25      1.25       1.23       1.25

 Ratio of net investment income to average net assets (%)                        3.75       3.80      3.58       3.64       4.05

 Portfolio turnover rate (%)                                                    14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                            119         50       332        282          7

* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,

 CLASS R                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.89      12.04     12.34      12.16      11.97

 Investment operations:  Investment income -- net                                 .55        .54       .54        .56        .57

                         Net realized and unrealized gain (loss) on investments   .49      (.15)     (.29)        .23        .21

 Total from investment operations                                                1.04        .39       .25        .79        .78

 Distributions:          Dividends from investment income -- net                (.55)      (.54)     (.54)      (.56)      (.57)

                         Dividends from net realized gain on investments           --         --     (.01)      (.05)      (.02)

 Total distributions                                                            (.55)      (.54)     (.55)      (.61)      (.59)

 Net asset value, end of period                                                 12.38      11.89     12.04      12.34      12.16

 Total return (%)                                                                8.90       3.37      1.93       6.58       6.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .50        .50       .50        .50        .50

 Ratio of net investment income to average net assets (%)                        4.49       4.58      4.35       4.54       4.73

 Portfolio turnover rate (%)                                                    14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        126,264     96,832    70,901     50,959     33,188

6


Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

 * CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

 * CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

 * CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

 * CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals generally may not purchase these shares directly)

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge, or may qualify for a reduced sales charge, to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders holding Class A shares since December 28, 1994 are not subject to any front-end sales loads.


--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                           Sales charge
                                                           deducted as a %                        as a % of your
Your investment                                            of offering price                      net investment
------------------------------------------------------------------------------------------------------------------------

Less than $100,000                                         3.00%                                  3.10%

$100,000 -- $249,999                                       2.75%                                  2.80%

$250,000 -- $499,999                                       2.25%                                  2.30%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

 *   A 1.00% CDSC may be charged on any shares sold within one year of purchase
     (except shares bought through dividend reinvestment).



Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Reduced Class A sales charge


LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment       7



ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued by an independent pricing service approved by the fund's board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------


REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.



Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:


 * if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


 * the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

 * amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

 *   requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8


General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

 * refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

 * refuse any purchase or exchange request in excess of 1% of the fund's total assets

 * change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 *   change its minimum investment amounts

 * delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.



DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all of its income dividends will be exempt from federal and Massachusetts personal income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE


LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Any sale or exchange of fund shares may generate a tax liability.


The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket or above, purchased after December 31, 2000.


Your Investment       9


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.


Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

10



INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.


   Mail your application and a check to:
   Name of Fund
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.


Mail the slip and the check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing



           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4280" for Class A, "4290" for Class B, "4300" for Class C, or "4930" for Class R.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.


           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name


* the share class


* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").


Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.


Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       11







NOTES

[Application p1]

[Application p2]

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Limited Term Massachusetts Municipal Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
--------------------------------------

SEC file number:  811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
346P1101

Dreyfus Premier Limited Term Municipal Fund

Investing for income that is exempt from federal income tax


PROSPECTUS November 1, 2001




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Premier Limited Term Municipal Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: PLTMX

                                                           CLASS B: DPLBX

                                                           CLASS C: DPLCX

                                                           CLASS R: DPLRX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                   9

Services for Fund Investors                                              10

Instructions for Regular Accounts                                        11

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax consistent with the prudent risk of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. The fund generally invests in municipal bonds with maturities ranging between three and ten years, although there is no limit on the maturity of any individual security. The fund's investments in municipal bonds must be of investment grade quality at the time of purchase, or the unrated equivalent as determined by Dreyfus.

Municipal bonds are typically of two types:

 * GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

 * REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

AVERAGE MATURITY: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent that the fund maintains a longer maturity than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors could have an effect on the fund's performance:

 * if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 * changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund's share price


 * if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks


The fund, at times, may invest in certain derivatives, such as futures, options and interest rate swaps, which may cause taxable income. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.


The Fund       1


PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, each a broad measure of municipal bond performance. These returns reflect any appli-cable sales charges. Of course, past performance is no guarantee of future results.


--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES


11.60   8.22    11.25   -3.57   12.73   3.84    7.23    5.43    -1.22   8.92
91      92      93      94      95      96      97      98      99      00


BEST QUARTER:                    Q1 '95                         +4.72%

WORST QUARTER:                   Q1 '94                         -4.18%


THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS ___%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                   Since
                          Inception date              1 Year             5 Years             10 Years             inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                      (10/1/85)                5.62%               4.14%                5.99%                  --

CLASS B                     (12/28/94)                5.48%               4.08%                 --                  5.52%

CLASS C                     (12/28/94)                7.74%               4.34%                 --                  5.60%

CLASS R                      (2/1/93)                 9.28%               5.04%                 --                  5.55%

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX                                           10.76%               5.93%                7.44%                6.53%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                            9.07%               5.39%                6.76%                5.87%*

* BASED ON THE LIFE OF CLASS R. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH
INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS R
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      3.00           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*          3.00            .75           NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                .50            .50            .50            .50

Rule 12b-1 fee                                                                 .25            .75            .75           NONE


Other expenses                                                                 .00            .00            .00            .00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                          .75           1.25           1.25            .50

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.



Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $374                $532                 $704                 $1,202


CLASS B
WITH REDEMPTION                                $427                $597                 $786                 $1,247**

WITHOUT REDEMPTION                             $127                $397                 $686                 $1,247**


CLASS C
WITH REDEMPTION                                $202                $397                 $686                 $1,511
WITHOUT REDEMPTION                             $127                $397                 $686                 $1,511

CLASS R                                        $51                 $160                 $280                 $628


** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
THE DATE OF PURCHASE.



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund       3



MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $168 billion in over 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

John Flahive has managed the fund, and has been employed by Dreyfus as a portfolio manager, since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


4


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by __________, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                               YEAR ENDED JUNE 30,


 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.03     12.32      12.12      11.89

 Investment operations:  Investment income -- net                                 .52        .52       .50        .52        .54

                         Net realized and unrealized gain (loss) on investments   .45      (.09)     (.28)        .26        .26

 Total from investment operations                                                 .97        .43       .22        .78        .80

 Distributions:          Dividends from investment income -- net                (.52)      (.52)     (.50)      (.52)      (.54)

                         Dividends from net realized gain on investments           --         --     (.01)      (.06)      (.03)

 Total distributions                                                            (.52)      (.52)     (.51)      (.58)      (.57)

 Net asset value, end of period                                                 12.39      11.94     12.03      12.32      12.12

 Total return (%)*                                                               8.32       3.67      1.78       6.52       6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .75        .75       .79        .77        .75

 Ratio of net investment income to average net assets (%)                        4.29       4.36      4.06       4.24       4.52

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         24,426     22,733    27,084     17,423     17,323


* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,


 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.02     12.31      12.12      11.89

 Investment operations:  Investment income -- net                                 .46        .46       .44        .46        .48

                         Net realized and unrealized gain (loss) on investments   .44      (.08)     (.28)        .25        .26

 Total from investment operations                                                 .90        .38       .16        .71        .74

 Distributions:          Dividends from investment income -- net                (.46)      (.46)     (.44)      (.46)      (.48)

                         Dividends from net realized gain on investments           --         --     (.01)      (.06)      (.03)

 Total distributions                                                            (.46)      (.46)     (.45)      (.52)      (.51)

 Net asset value, end of period                                                 12.38      11.94     12.02      12.31      12.12

 Total return (%)*                                                               7.69       3.24      1.25       5.89       6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.25      1.28       1.27       1.25

 Ratio of net investment income to average net assets (%)                        3.77       3.87      3.55       3.68       4.01

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          5,956      3,870     2,779      1,240        551


* EXCLUSIVE OF SALES CHARGE.

The Fund       5


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               YEAR ENDED JUNE 30,


 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.98      12.06     12.34      12.14      11.90

 Investment operations:  Investment income -- net                                 .47        .46       .44        .46        .49

                         Net realized and unrealized gain (loss) on investments   .45      (.08)     (.27)        .26        .27

 Total from investment operations                                                 .92        .38       .17        .72        .76

 Distributions:          Dividends from investment income -- net                (.47)      (.46)     (.44)      (.46)      (.49)

                         Dividends from net realized gain on investments           --         --     (.01)      (.06)      (.03)

 Total distributions                                                            (.47)      (.46)     (.45)      (.52)      (.52)

 Net asset value, end of period                                                 12.43      11.98     12.06      12.34      12.14

 Total return (%)*                                                               7.80       3.25      1.35       6.02       6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.26      1.26       1.27       1.27

 Ratio of net investment income to average net assets (%)                        3.72       3.86      3.58       3.71       4.17

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,823        613     1,534        209         74


* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,


 CLASS R                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.02     12.31      12.12      11.89

 Investment operations:  Investment income -- net                                 .56        .55       .53        .55        .57

                         Net realized and unrealized gain (loss) on investments   .45      (.08)     (.28)        .25        .26

 Total from investment operations                                                1.01        .47       .25        .80        .83

 Distributions:          Dividends from investment income -- net                (.56)      (.55)     (.53)      (.55)      (.57)

                         Dividends from net realized gain on investments           --         --     (.01)      (.06)      (.03)

 Total distributions                                                            (.56)      (.55)     (.54)      (.61)      (.60)

 Net asset value, end of period                                                 12.39      11.94     12.02      12.31      12.12

 Total return (%)                                                                8.59       4.01      2.02       6.69       7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .50        .50       .54        .52        .50

 Ratio of net investment income to average net assets (%)                        4.56       4.61      4.32       4.47       4.77

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         68,115     68,997    64,575     43,018     25,741


6



Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

 * CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

 * CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

 * CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

 * CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals generally may not purchase these shares directly)

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A sales charge


LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.



Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge, or may qualify for a reduced sales charge, to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders holding Class A shares since December 28, 1994 are not subject to any front-end sales loads.


--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                       Sales charge
                                                           deducted as a %                    as a % of your
Your investment                                            of offering price                  net investment
------------------------------------------------------------------------------------------------------------------------

Less than $100,000                                         3.00%                                  3.10%

$100,000 -- $249,999                                       2.75%                                  2.80%

$250,000 -- $499,999                                       2.25%                                  2.30%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

 * A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES


Your Investment       7


ACCOUNT POLICIES (CONTINUED)

Buying shares


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued by an independent pricing service approved by the fund's board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------


REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.


Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:


 * if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


 * the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

 * amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

 *   requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

8


General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

 * refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

 * refuse any purchase or exchange request in excess of 1% of the fund's total assets

 * change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 *   change its minimum investment amounts

 * delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.



DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax. You may, however, have to pay state and local taxes. In addition, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for

distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE


LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Any sale or exchange of fund shares may generate a tax liability.


The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% tax rate bracket or above, purchased after December 31, 2000.


Your Investment       9



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from the
                                fund into another Dreyfus fund or
                                certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.


Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

10


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.


   Mail your application and a check to:
   Name of Fund
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.


Mail the slip and the check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing



           By Telephone

   WIRE  Have your bank send your
investment to Boston Safe Deposit & Trust Co., with these instructions:

   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

   Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:

* ABA# 011001234

* DDA# 044350

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4310" for Class A, "4320" for Class B, "4330" for Class C, or "4940" for Class R.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.


           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name


* the share class


* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies--Selling Shares").


Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing



DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.



DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.


Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       11








NOTES

[Application p1]

[Application p2]

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier Limited Term Municipal Fund

A series of The Dreyfus/Laurel Tax-Free Municipal Funds
--------------------------------------

SEC file number:  811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation


347P1101

---------------------------------------------------------------------------

           DREYFUS PREMIER LIMITED TERM MASSACHUSETTS MUNICIPAL FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R
                  DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
                     CLASS A, CLASS B, CLASS C AND CLASS R
                                     PART B

                     (STATEMENT OF ADDITIONAL INFORMATION)


                                NOVEMBER 1, 2001


----------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectuses of the Dreyfus Premier Limited Term Massachusetts Municipal Fund ("Massachusetts Municipal Fund") and the Dreyfus Premier Limited Term MUNICIPAL FUND ("MUNICIPAL FUND") (INDIVIDUALLY, THE "FUND", collectively, THE "FUNDS"), EACH DATED NOVEMBER 1, 2001, as they may be revised from time to time. The Funds are separate portfolios of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust"), an open-end management investment company, KNOWN AS A MUTUAL FUND, that is registered with the Securities and Exchange Commission ("SEC"). To obtain a copy of a Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


           Call Toll Free 1-800-554-4611
           In New York City -- Call 1-718-895-1206
           Outside the U.S. -- Call 516-794-5452


      Each Fund's financial statements for the fiscal year ended June 30, 2001, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in its Annual Report to shareholders. A copy of each Annual Report accompanies this STATEMENT OF ADDITIONAL INFORMATION. The financial statements included in each Annual Report, and the Independent Auditors' Report thereon contained therein, and related notes, are incorporated herein by reference.

                                TABLE OF CONTENTS

                                                                PAGE


Description of The Funds/Trust..................................B-3
Management of The Funds........................................B-21
Management Arrangements........................................B-26
Purchase of Shares.............................................B-29
Distribution and Service Plans.................................B-35
Redemption of Shares...........................................B-38
Shareholder Services...........................................B-44
Additional Information about Purchases,
Exchanges and Redemptions......................................B-49
Determination of Net Asset Value...............................B-50
Dividends, Other Distributions and Taxes.......................B-51
Portfolio Transactions.........................................B-57
Performance Information........................................B-59
Information about the Funds/Trust..............................B-62
Counsel and Independent Auditors...............................B-64
Appendix A.....................................................B-65
Appendix B.....................................................B-69

                         DESCRIPTION OF THE FUNDS/TRUST

      The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 28, 1983, amended and restated December 9, 1992, and subsequently further amended. PRIOR TO MARCH 31, 1997 THE MASSACHUSETTS MUNICIPAL FUND'S name was Premier LIMITED TERM MASSACHUSETTS MUNICIPAL FUND AND MUNICIPAL FUND'S name was PREMIER LIMITED TERM MUNICIPAL FUND. THE TRUST is authorized to issue an unlimited number of shares of beneficial interest, each without par value. The Trustees have authorized shares of the Funds to be issued in four classes: Class A, Class B, Class C and Class R.

      The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.


      GENERAL INVESTMENT OBJECTIVE AND POLICIES FOR MASSACHUSETTS MUNICIPAL FUND. The Massachusetts Municipal Fund seeks to maximize current income exempt from Federal income taxes and Massachusetts personal income taxes consistent with what is believed to be the prudent risk of capital. The Massachusetts Municipal Fund pursues its objective by investing in debt obligations of the Commonwealth of Massachusetts, its political subdivisions, municipalities, public authorities and municipal obligations issued by other GOVERNMENTAL ENTITIES, THE INTEREST FROM WHICH IS, IN THE OPINION OF COUNSEL TO THE RESPECTIVE ISSUERS EXEMPT from gross income for Federal income taxes purposes and is exempt from Massachusetts personal income taxes ("Massachusetts Municipal Obligations"), and which are of "investment-grade" quality and generally of intermediate maturities.

      Under normal market conditions, the Massachusetts Municipal Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Massachusetts Municipal Obligations. Massachusetts Municipal Obligations may include (1) municipal bonds; (2) municipal notes; (3) MUNICIPAL COMMERCIAL PAPER; (4) MUNICIPAL LEASES; and (5) related investments. When, in Dreyfus' opinion, adverse market conditions exist for Massachusetts Municipal Obligations, and a "defensive" investment posture is warranted, the Massachusetts Municipal Fund may temporarily invest more than 20% of its total assets in money market instruments which produce income exempt from Federal taxes, but not Massachusetts personal income taxes, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of the Federal alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when the Massachusetts Municipal Fund's monies available for investment exceed the Massachusetts Municipal Obligations available for purchase to meet the Massachusetts Municipal Fund's rating, maturity and other investment criteria. Under normal market conditions, the Massachusetts Municipal Fund may invest up to 20% of its total assets in municipal obligations having maturity and quality characteristics comparable to those for Massachusetts Municipal Obligations, but which produce income exempt from Federal taxes, but not from Massachusetts personal income taxes. The Massachusetts Municipal Fund's policy of investing a minimum of 80% of its total assets in Massachusetts Municipal Obligations is a fundamental policy of the Fund.


      GENERAL INVESTMENT OBJECTIVE AND POLICIES FOR MUNICIPAL FUND. The Municipal Fund seeks to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital. The Municipal Fund seeks to achieve its objective by investing in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts which are of "investment-grade" quality and generally of intermediate maturities the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income taxes ("Municipal Obligations").

      Under normal market conditions, the Municipal Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Municipal Obligations. However, the Municipal Fund has the ability under certain conditions to invest 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of the Federal alternative minimum tax for individuals) and may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its total assets in taxable obligations. In managing the Municipal Fund, Dreyfus seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Municipal Fund's policy of investing a minimum of 80% of its total assets in Municipal Obligations is a fundamental policy of the Fund.


      GENERAL INFORMATION REGARDING BOTH FUNDS. Each Fund is classified as "NON-DIVERSIFIED," AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 Act"), and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Due to the Funds' non-diversified status, changes in the financial condition or in the market's assessment of an individual issuer may cause a Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, the Funds intend to conduct their operations so that each Fund will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To continue to qualify, among other requirements, each Fund will be required to limit its investments so that at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year.


      The ability of the Funds to meet their investment objectives is subject to the ability of municipal issuers to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates that may result in increases or decreases in the value of Fund holdings. Investors should recognize that, in periods of declining interest rates, the yield of each Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each Fund will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to each Fund will likely be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

      The Municipal Fund may invest without limit in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The Massachusetts Municipal Fund may invest without limit in Massachusetts Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in Massachusetts. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties. To the extent the Fund may invest in private activity bonds, the Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three year operating history.

      Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.

      DESCRIPTION OF MUNICIPAL OBLIGATIONS. "Municipal Obligations", when referred to below, shall mean Municipal Obligations with respect to the Municipal Fund and Massachusetts Municipal Obligations with respect to the Massachusetts Municipal Fund. Municipal Obligations include the following:


      MUNICIPAL BONDS. MUNICIPAL BONDS, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classification of general obligation bonds, revenue bonds and private activity bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. GENERAL OBLIGATION BONDS ARE SECURED BY THE ISSUER'S PLEDGE OF ITS FULL faith, credit and taxing power for the payment of principal and interest.


      2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private Activity Bonds, which are considered Municipal Obligations or Bonds if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be an item of tax preference subject to the Federal alternative minimum tax for individuals and corporations.


      MUNICIPAL NOTES. MUNICIPAL NOTES generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less.  Municipal Notes include:


      1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

      3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      MUNICIPAL COMMERCIAL PAPER. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

      MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless Dreyfus shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      Lease obligations are a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations. For these reasons, before investing in a lease obligation Dreyfus will consider, among other things, whether (1) the leased property is essential to a governmental function of the municipality, (2) the municipality is prohibited from substituting or purchasing similar equipment if lease payments are not appropriated, and (3) the municipality has maintained good market acceptability for its lease obligations in the past.

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      OTHER INSTRUMENTS. Other types of tax-exempt instruments that may become available in the future may be purchased by the Funds as long as Dreyfus believes the quality of these instruments meets the Funds' quality standards.


      QUALITY OF MASSACHUSETTS MUNICIPAL OBLIGATIONS AND MUNICIPAL Obligations. The Massachusetts Municipal Fund invests only in Massachusetts Municipal Obligations and the Municipal Fund invests only in Municipal Obligations rated at the time of purchase within the four highest quality ratings of Moody's Investors Service, Inc. ("Moody's") (currently at least Baa or above for bonds, at least MIG 3 or above for notes and at least PRIME-2 OR ABOVE FOR COMMERCIAL PAPER); STANDARD & POOR'S RATINGS SERVICES ("S&P") (CURRENTLY at least BBB or above for bonds, at least SP-2 or above FOR NOTES AND AT LEAST A-2 OR ABOVE FOR COMMERCIAL PAPER); OR FITCH IBCA, DUFF & PHELPS ("FITCH") (CURRENTLY AT LEAST BBB OR ABOVE FOR BONDS AND AT LEAST [F-2] OR ABOVE FOR NOTES AND commercial paper) or, if not rated by Moody's or S&P, of comparable quality to the above ratings as determined by Dreyfus. Massachusetts Municipal Obligations and Municipal Obligations rated within the four highest ratings are considered to be of investment grade quality, although bonds rated in the lowest of these four categories (Baa by Moody's or BBB by S&P) have some speculative characteristics and involve greater risks and potentially higher yields than higher rated bonds. A discussion of the categories of Massachusetts Municipal Obligations and Municipal Obligations and the rating systems appears in Appendix B.


      Because many issuers of Massachusetts Municipal Obligations and Municipal Obligations may choose not to have their obligations rated, it is possible that a large portion of a Fund's bond portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the Funds invest in unrated obligations, the Funds will be more reliant on Dreyfus' judgment, analysis and experience than would be the case if the Funds invested only in rated obligations.


      PRICE AND PORTFOLIO MATURITY. The Funds generally invest in Municipal Obligations having intermediate-term maturities, that can be expected to pay higher yields and experience greater fluctuations in value than bonds with short-term maturities. The average weighted maturity of the Municipal Obligations in each Fund's individual portfolio is not expected to exceed ten years. There is no limit on the maturity of any individual security. The market value of the Municipal Obligations in a Fund's portfolio and, ACCORDINGLY, A FUND'S NET ASSET VALUE ("NAV") typically will vary inversely with changes in interest rates, declining when interest rates rise and rising when interest rates decline. Under normal market conditions, the longer the average maturity of a Fund's holdings, the greater its expected yield and price volatility.


      PORTFOLIO SECURITIES. The average distribution of investments (at value) in Municipal Obligations by ratings for each Fund for the fiscal year ENDED JUNE 30, 2001, computed on a monthly basis, was as follows:


                                                          MUNICIPAL
FITCH          OR       MOODY'S     OR     S&P              FUND
------                  -------            ---            --------

 AAA                    AAA                AAA              61.1%
 AA                     AA                 AA               23.5
 A                      A                  A                 8.6
 BBB                    BAA                BBB               3.0
 F-1, F-1+              MIG1, VMIG,        SP-1+/SP-1,A-1    3.8
                        P-1                                100.0





                                                Massachusetts

FITCH        OR   MOODY'S         OR  S&P       MUNICIPAL FUND
-----             -------             ---       --------------

AAA               AAA                 AAA           59.1%
AA                AA                  AA            24.8
A                 A                   A              2.5
BBB               BAA                 BBB           10.4
F-1, F-1+         MIG1, VMIG, P-1     A-1            3.2
                                                   100.0


      The actual distribution of a Fund's Municipal Obligations by ratings on any given date will vary. In addition, the distribution of a Fund's investments by rating as set forth above should not be considered as representative of that Fund's future portfolio composition.

      TENDER OPTION BONDS. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

      FLOATING RATE AND VARIABLE RATE OBLIGATIONS. A Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that the Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Dreyfus under the supervision of the Trustees, be equivalent to the quality standard prescribed for the Funds. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit in the credit quality of banks and other financial institutions that provide SUCH CREDIT OR LIQUIDITY ENHANCEMENTS TO THE FUND'S portfolio securities could cause losses to the Fund and affect its share price.

      A Fund may invest in participation interests purchased from banks in floating rate or variable rate tax-exempt Municipal Obligations owned by banks. A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation, and provides a demand feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) that Dreyfus, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Funds. A Fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by a Fund.

      TAXABLE INVESTMENTS. Each Fund anticipates being as fully invested as practicable in Municipal Obligations. Because each Fund's purpose is to provide income exempt from Federal (and in the case of the Massachusetts Municipal Fund state personal) income taxes, a Fund will invest in taxable obligations only if and when Dreyfus believes it would be in the best interests of its shareholders to do so. Situations in which a Fund may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of shares of the Fund or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when, in the opinion of Dreyfus, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the following kinds of taxable securities maturing in one year or less from the date of purchase: (1) obligations of the United States Government, its agencies or instrumentalities; (2) commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P; (3) certificates of deposit of domestic banks with total assets of $1 billion or more; and (4) repurchase agreements (instruments under which the seller of a security agrees to repurchase the security at a specific time and price) with respect to any securities that the Fund is permitted to hold.

      REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited. Investments in repurchase agreements are subject to the policy prohibiting investment of more than 15% of a Fund's assets in illiquid securities, including repurchase agreements maturing in more than seven days.

      OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

INVESTMENT TECHNIQUES

      In connection with its investment objective and policies, each Fund may employ, among others, the following investment techniques:

      WHEN-ISSUED SECURITIES. A Fund may purchase Municipal Obligations on a when-issued basis (i.e., for delivery beyond the normal settlement date at the stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a Fund will purchase Municipal Obligations on a when-issued basis only with the intention of actually acquiring the securities, the Funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

      Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's NAV. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.

      Each Fund will establish with the Fund's custodian a segregated account consisting of cash or liquid debt securities in an amount at least equal to the amount of the when-issued commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than each Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from Federal income tax.


      SWAPS, INTEREST RATE LOCKS, CAPS, COLLARS AND FLOORS. Each Fund may enter into interest rate swaps and interest rate locks and purchase and sell interest rate caps, collars and floors. Swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, may be individually negotiated and include exposure to a variety of different interest rates. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based upon an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decease a Fund's exposure to changes in long- or short-term interest rates. Swap agreements can take many forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. An interest rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      Each Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most important factor in the performance of the swap agreements is the change in the specific interest rate or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      The Funds will enter into interest rate swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by Dreyfus to present minimal credit risks. If there is a default by the other party to such transaction the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      Any income earned by the Funds from swap transactions will be taxable and will be subject to the Funds' limits on investments in taxable obligations. Accordingly, it is anticipated that the Funds' entering into interest rate swap transactions will be for those circumstances when Dreyfus believes it would be in the best interests of the Fund's shareholders to do so.

      Each Fund understands that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.



      INVESTMENTS IN MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. EACH FUND MAY INVEST in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions.


      MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the Government National Mortgage Association and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading mid-1985.


      THE PURPOSE OF THE ACQUISITION OR SALE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT BY A FUND, AS THE HOLDER OF MUNICIPAL securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without ACTUALLY BUYING OR SELLING MUNICIPAL securities.


      Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.


      There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. Successful use of such futures contracts by the Funds is subject to Dreyfus' ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying instrument of municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.


      Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Funds would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.


      WHEN A FUND PURCHASES municipal bond index or interest rate futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Funds' custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Funds to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code, applicable to a regulated investment company. See "Dividends, Other Distributions and Taxes" below.


      Any income earned by the Funds from transactions in futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions. Successful use of futures contracts by the Funds is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates

      OPTIONS ON MUNICIPAL BOND INDEX OR INTEREST RATE FUTURES CONTRACTS. A Fund may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.


      A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract as a specified exercise price at any time prior to the expiration date of the option.


      The Funds may purchase options when Dreyfus believes that interest rates will increase and consequently the value of the Funds' portfolio securities will decrease. The Funds may enter into futures contracts to buy an index or debt security or may purchase call options when Dreyfus anticipates purchasing portfolio securities at a time of declining interest rates.

      Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by Dreyfus, which could prove to be inaccurate. Even if Dreyfus' expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      Any income earned by the Funds from transactions in options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when Dreyfus anticipates an extreme change in interest rates or market conditions. Successful use of futures contracts by the Funds is subject to the ability of Dreyfus to correctly predict movements in the direction of interest rates.

      The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts. When a Fund enters into futures contracts, purchases an index or debt security or purchases call options, an amount of cash, U.S. Government Securities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

      The Funds reserve the right to invest in other kinds of futures contracts and options on futures contracts subject to the policies the Board of Trustees may establish from time to time.


      USE OF RATINGS AS INVESTMENT CRITERIA. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P and MOODY'S AND FITCH represent the opinions of these agencies as to the quality of Municipal Obligations which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds will also rely upon the independent advice of Dreyfus to evaluate potential investments. Among the FACTORS WHICH WILL BE CONSIDERED ARE THE LONG-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in Appendix B to this SAI.


      After being purchased by a Fund, the rating of a Municipal Obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the Municipal Obligation may default on its obligations with respect to the Municipal Obligation. In that event, the Fund will dispose of the Municipal Obligation as soon as practicable, consistent with achieving an orderly disposition of the Municipal Obligation, unless the Trust's Board of Trustees determines that disposal of the Municipal Obligation would not be in the best interest of the Fund. In addition, it is possible that a Municipal Obligation may cease to be rated or an NRSRO might not timely change its rating of a particular Municipal Obligation to reflect subsequent events. Although neither event will require the sale of such Municipal Obligation by a Fund, Dreyfus will consider such event in determining whether the Fund should continue to hold the Municipal Obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.


SPECIAL FACTORS AFFECTING THE FUNDS


      INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. You should review the INFORMATION IN "APPENDIX A", which provides a brief summary of special investment considerations and risk factors relating to investing in Massachusetts Municipal Obligations.


      MASTER/FEEDER OPTION. The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trust's Board of Trustees determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Trust's Board of Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board of Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

      Certain Investments. From Time to Time, to the Extent Consistent With its Investment Objective, Policies and Restrictions, the Fund May Invest in Securities of Companies with Which Mellon Bank, N.A. ("Mellon Bank"), an Affiliate of Dreyfus, has a Leading Relationship.

INVESTMENT RESTRICTIONS

      FUNDAMENTAL. The following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:

      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments of domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

      4. Underwrite securities issued by any other person, except to the extent at the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Purchase or sell commodities, except that each Fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

      Each Fund of the Trust may, notwithstanding any other fundamental investment policy or restriction, invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

      NONFUNDAMENTAL. Each Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

      1. The Trust will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than 5% of such securities.

      2. No Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in securities would exceed 5% of the Fund's total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.


      3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets, except that:
(a) this restriction shall not apply to standby commitments, and (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options.


      4. No Fund will purchase warrants if at the time of such purchase: (a) more than 5% of the value of such Fund's assets would be invested in warrants, or (b) more than 2% of the value of such Fund's assets would be invested in warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

      5. No Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      6. No Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      7. No Fund will purchase oil, gas or mineral leases (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

      8. No Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      9. No Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      10. No Fund shall purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.


      If a Percentage Restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction. With respect to investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of a Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.


      The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

      The Trust's Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation...................Investment Adviser
      Dreyfus Service Corporation......................Distributor
      Dreyfus Transfer, Inc.........................Transfer Agent
      Mellon Bank........................................Custodian

      The Trust has a Board composed of eight Trustees. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Funds Trust (collectively, with the Trust, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.

TRUSTEES OF THE TRUST


JOSEPH S. DIMARTINO. Chairman of the Board of the Trust.  Since January 1995,
      Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association; Plan Vista Corporation (formerly, Healthplan Services), a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor; Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies; The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants; and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was president, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. Age:
      57 Years Old.  Address:  200 Park Avenue, New York, New York 10166.

JAMES M. FITZGIBBONS.  Trustee of the Trust; Director, Barrett Resources,
      Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of The Board and Ceo of Fieldcrest Cannon, Inc. Age: 67 Years Old.
      Address:  40 Norfolk Road, Brookline, Massachusetts 02467.

J. TOMLINSON FORT. Trustee of the Trust; Of Counsel, Reed, Smith, Shaw & McClay (law firm). AGE: 73 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

ARTHUR L. GOESCHEL.  Trustee of the Trust; Director, Calgon Carbon
      Corporation; Director, Cerex Corporation; former Chairman of the Board and director, Rexene Corporation. Age: 79 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

KENNETH A. HIMMEL.  Trustee of the Trust; President & CEO, The Palladium
      Company; President and CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC"), and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus.
      AGE: 55 years old.  Address:  625 Madison Avenue, New York, New York
      10022.

STEPHEN J. LOCKWOOD.  Trustee of the Trust; Chairman of the Board and CEO,
      LDG Reinsurance Corporation; Vice Chairman, HCCH.  AGE: 54 years old.
      Address:  401 Edgewater Place, Wakefield, Massachusetts 01880.

ROSLYN M. WATSON.  Trustee of the Trust; Principal, Watson Ventures, Inc.;
      Director, American Express Centurion Bank; Director, Ontario Hydro Services Company; Trustee, The Hyams Foundation, Inc. Age: 52 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

BENAREE PRATT WILEY.  Trustee of the Trust; President and CEO of The
      Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from APRIL 1995 TO MARCH 1998, DIRECTOR, TBC. AGE: 55 years old. Address:
      334 Boylston Street, Suite 400, Boston, Massachusetts.

      The Fund has an Audit Committee comprised of all of the Trustees of the Trust, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the Year. the Trust Also has a Nominating Committee Comprised of All of the Trustees of the Trust, the Function of Which Is, From Time to Time, to Nominate Persons to be Considered by the Board for Board Member Positions.


OFFICERS OF THE TRUST


 STEPHEN E. CANTER. President. Chairman of the Board, Chief Executive Officer,
      President and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 182 portfolios) managed by Dreyfus. Mr. Canter also is a director and an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old.

 MARK N. JACOBS. Vice President. Executive Vice President, General Counsel and
      Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 55 years old.

 JOSEPH CONNOLLY. Vice President and Treasurer. Director - Mutual Fund
      Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 44 years old.

 STEVEN F. NEWMAN. Secretary. Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 195 portfolios) managed by Dreyfus. He is 52 years old.

 JEFF PRUSNOFSKY. Assistant Secretary. Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 59 portfolios) managed by Dreyfus. He is 36 years old.

 MICHAEL A. ROSENBERG. Assistant Secretary. Associate General Counsel of
      Dreyfus, and an officer of 94 investment companies (comprised of 182 portfolios) managed by Dreyfus. He is 41 years old.

 MICHAEL CONDON. Assistant Treasurer. Senior Treasury Manager of Dreyfus, and an officer of 35 investment companies (comprised of 78 portfolios) managed by Dreyfus. He is 39 years old.

 GREGORY S. GRUBER. Assistant Treasurer. Senior Accounting Manager - Municipal
      Bond Funds of Dreyfus, and an officer of 31 investment companies (comprised of 61 portfolios) managed by Dreyfus. He is 42 years old.

      The address of each officer of the Trust is 200 Park Avenue, New York, New York 10166.


      No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

      In addition, the Trust currently has two Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.


      The aggregate amount of fees and expenses received by each current Trustee from the Trust for the fiscal year ended June 30, 2001, and from all other funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation)* during the year ended December 31, 2000, were as follows:

                                               Total Compensation
                            Aggregate          From the Trust and
Name of Board               Compensation       Fund Complex Paid
Member                      From the Trust#    To Board Member

Joseph S. DiMartino**       $________          $________ (    )

James M. Fitzgibbons        $________          $________ (    )

J. Tomlinson Fort***        $________          $________ (    )

Arthur L. Goeschel          $________          $________ (    )

Kenneth A. Himmel           $________          $________ (    )

Stephen J. Lockwood         $________          $________ (    )

Roslyn M. Watson            $________          $________ (    )

Benaree Pratt Wiley         $________          $________ (    )


----------------------------

 # Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $________ for the Trust.

 * Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Trust, for which the Board member serves.


** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on January 1, 1999.


 *** Prior to July 1, 2000, November 1, 2000, January 1, 2001, and April 1, 2001, J. Tomlinson Fort was an "interested person" (as defined in the 1940
      Act) of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, and Dreyfus High Yield Strategies Fund, respectively, and as such was paid directly by Dreyfus for serving as a Board member of the Trust, The Dreyfus/Laurel Funds, Inc., and the Dreyfus/Laurel Funds Trust and separately by Dreyfus High Yield Strategies Fund. For the fiscal year ended June 30, 2001, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Trust was $________. For the year ended December 31, 2000, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $________. In addition, Dreyfus reimbursed Mr. Fort a total of $________ for expenses attributable to the Trust's Board meetings which is not included in the $_________ amount in note # above. As of July 1, 2000, November 1, 2000, January 1, 2001, and April 1, 2001, Mr. Fort is no longer an "interested person" (as defined in the 1940 Act) of the Trust, The Dreyfus/Laurel Funds, Inc., the Dreyfus/Laurel Funds Trust, and Dreyfus High Yield Strategies Fund, respectively, and he will be compensated as each Director/Trustee who is not an "interested person" (as defined in the 1940 Act) as described above.

      The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of October 2, 2001.

      Principal Shareholders. As of October 2, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding Class A shares of the Massachusetts Municipal Fund: Duncan M. McFarland, 299 Clapboardtree Street, Westwood, MA 02090-2907; _____%; Patricia Ostrander, 393 Walnut Street, Brookline, MA 02146-7523; ________%; Primevest Financial Services (FBO), Natalie K. Schlundt, 400 First Street South, Suite 300, St. Cloud, MN 56302; ________%.

      As of October 2, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding Class B shares of the Massachusetts Municipal Fund: Wexford Clearing Services Corp. FBO, Kathryn S. Grosberg, 614 Queen Anne Road, Harwich, MA 02645-1961; ________%; Donaldson Lufkin Jenrette, Securities Corporation, Inc., PO Box 2052, Jersey City, NJ 07303-9998; ________%; Howard Green, 82 Williston Road, Brookline, MA, 2445-2141;
 ________%; Donaldson Lufkin Jenrette, Securities Corporation Inc., PO Box 2052, Jersey City, NJ 07303-9998; ________%

      As of October 2, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding Class C shares of the Massachusetts Municipal Fund: NFSC FEBO John Carroll, Mary Carroll, PO Box 621, Manomet, MA 02345, ________%; Painewebber For the Benefit of Thomas A Merrill, 15 May Street, Jamacia Plain, MA 02130-3032; ________%; Henry Werrick & Charlotte Werrick JTWROS, 14 Elaine Road, Hyannis, MA 02601-3438; ________%

      As of October 2, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding Class R shares of the Massachusetts Municipal Fund:


      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                      MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Expenses" and "Management."

      Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      Management Agreement. Dreyfus serves as the investment manager for the Funds pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"), subject to the overall authority of the Trust's Board of Trustees in accordance with Massachusetts law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As investment manager, Dreyfus manages the Funds by making investment decisions based on each Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.


      The Management Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the respective Fund approve its continuance. The Trust may terminate the Management Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.


      The following persons are officers and/or directors of Dreyfus: Stephen E. Canter, Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Chief Investment Officer, Senior Vice President and a director; Diane P. Durnin, Senior Vice President; Patrice
 M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy
 H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, Martin
 G. McGuinn, Michael G. Millard, Richard W. Sabo and Richard F. Syron, directors.

      Dreyfus' Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      Expenses. Under the Management Agreement, the Funds have agreed to pay Dreyfus a "unitary fee" at the annual rate of 0.50 of 1% of the value of the Funds' average daily net assets, computed daily and paid monthly. Under the unitary fee structure, Dreyfus pays all of the Funds' expenses, except: (i) brokerage fees, (ii) taxes, interest and extraordinary expenses (which are expected to be minimal), and (iii) Rule 12b-1 fees, as applicable. Although under the Management Agreement, Dreyfus is not required to pay the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is required to reduce its management fee by the amount of such fees and expenses. Under the unitary fee, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate. Dreyfus may waive all or a portion of its fees payable by a Fund from time to time.


      For the last three years, each Fund had the following management fees:


                            2001           2000        1999

Municipal Fund              $495,666       $477,384    $435,019

Massachusetts Municipal     $626,019       $500,682    $402,864
Fund


      Distributor. The Distributor, a wholly-owned subsidiary of Dreyfus located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as sub-administrator for the Funds and as distributor for the other funds in the Dreyfus Family of Funds.

      From August 23, 1994 through March 21, 2000, Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, MA 02109, ("Premier") served as the Fund's distributor. Therefore, the disclosure below of amounts retained on the sale of Fund shares for the fiscal year ended June 30, 1999, and for the period from July 1, 1999 through March 21, 2000 refers to amounts retained by Premier and for the period from March 22, 2000 through June 30, 2000 and for the fiscal year ended June 30, 2001 refers to amounts retained by the Distributor from sales loads with respect to Class A, and from contingent deferred sales charges ("CDSCs") with respect to Class B and Class C, of each Fund. The disclosure below of amounts retained on the sale of the Fund shares for the fiscal year ended June 30, 2000 refers to the aggregate amount retained by the Distributor and Premier from sales loads with respect to Class A, and from CDSCs with respect to Class B and Class C for that period.


                                            Class A

                               Period
                               from                 Period from
                   Fiscal      July 1,              March 22,
                   Year        1999                 2000
                   Ended       through              through           Fiscal Year      Fiscal Year
                   1999        March 21, 2000       June 30, 2000     Ended 2000       Ended 2001
                   ------      -------------        ----------        ----------       ------------
Massachusetts
Municipal Fund     $1,524      $44                   $826              $870            $_____

Municipal Fund     $3,888      (76)                  $402              $326            $_____


                                          Class B



                               Period
                               from                 Period from
                   Fiscal      July 1,              March 22,
                   Year        1999                 2000
                   Ended       through              through           Fiscal Year      Fiscal Year
                   1999        March 21, 2000       June 30, 2000     Ended 2000       Ended 2001
                   ------      -------------        ----------        ----------       ------------

Massachusetts

Municipal Fund     $1,822      $2,676               $   562           $ 3,238          $7,215


Municipal Fund     $5,368      $4,784               $8,357            $13,141          $4,566



                                         Class C



                               Period
                               from                 Period from
                   Fiscal      July 1,              March 22,
                   Year        1999                 2000
                   Ended       through              through           Fiscal Year      Fiscal Year
                   1999        March 21, 2000       June 30, 2000     Ended 2000       Ended 2001
                   ------      -------------        ----------        ----------       ------------

Massachusetts

Municipal Fund     $256        $0                   $0                $0               $0

Municipal Fund     $326        $646                 $5,087            $5,733           $131


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc., (the "Transfer Agent") a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, RI 02940-9671, is each Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of the Fund's investments. Under a custody agreement with the Trust, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of a Fund or which securities are to be purchased or sold by the Fund.


                        PURCHASE OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Funds' Prospectuses entitled "Account Policies," "Services for Fund Investors," and "Instructions for Regular Accounts."

      General. Class A, Class B and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.

      Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Class R shares of a Fund who have held their shares since April 4, 1994, may continue to purchase Class R shares of the Fund, whether or not they otherwise would be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. Each Fund reserves the right to reject any purchase order.

      Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the respective Fund's Prospectus, and, to the extent permitted by applicable regulatory authority may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The initial investment must be accompanied by the respective Fund's Account Application. Each Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the respective Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").


      Net Asset Value Per Share. An investment portfolio's NAV refers to the worth of one share. The NAV for shares of each Class of each Fund is computed by adding, with respect to such Class of shares, the value of the Fund's investments, cash, and other assets attributable to that Class, deducting liabilities of the Class and dividing the result by the number of shares of that Class outstanding. Shares of each Class of each Fund are offered on a continuous basis. For purposes of determining NAV for each Fund, bonds are valued by an independent pricing service approved by the Trust's Board of Trustees. See "Determination of Net Asset Value." Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

      NAV is determined as of the close of business of trading on the floor of the NYSE (currently 4 p.m., Eastern Time) on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. Orders received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund before the close of trading on the floor of the NYSE are effective on, and will receive the public offering price determined on, that day. Except in the case of certain orders transmitted by dealers as described in the following paragraph, orders received after such close of business are effective on, and receive the share price determined on, the next business day.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into Agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.


      Class A Shares. The public offering price for Class A shares of each Fund is the NAV of that Class, plus a sales load as shown below:

                               Total Sales Load
                           As a % of    As a % of    Dealers'
                           Offering     Net Asset    Reallowance
                           Price        Value        as a % of
Amount of Transaction      Per Share    Per Share    Offering Price
---------------------      ---------    ---------    --------------

Less than $100,000.....        3.00         3.10           2.75

$100,000 to less than          2.75         2.80           2.50
$250,000...............

$250,000 to  less than         2.25         2.30           2.00
$500,000

$500,000 to less than          2.00         2.00           1.75
$1,000,000

      Sales Loads--Class A . The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code although more than one beneficiary is involved) or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense


      Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares aggregating less than $100,000 subject to the schedule of sales charges set forth in the relevant Fund's Prospectus at a price based upon the NAV of a Class A share on June 30, 2001.


                                          Municipal      Massachusetts
                                          Fund           Municipal Fund


      Net Asset Value per share           $12.39         $12.38
      Per Share Sales Charge - 3.00%
           of offering price (3.10% of
           net asset value per share)     $0.38          $0.38

      Per Share Offering Price to
           the Public                     $12.77         $12.76


      Holders of Class A accounts of a Fund as of December 28, 1994 may continue to purchase Class A shares of that Fund at NAV. However, investments by such holders in other funds advised by Dreyfus will be subject to the applicable front-end sales load.


      With respect to each Fund, there is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares-Contingent Deferred Sales Charge-Class B Shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares-Waiver Of CDSC" are applicable to the Class A shares subject to a CDSC. Letters of Intent and Rights of Accumulation apply to such purchases of Class A shares.


      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, and Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing.


      Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States,
 (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(6)(3) of the Code).

      The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as the Funds. In some instances, those incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.


      Class B Shares. The public offering price for Class B shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in each Fund's Prospectus and in this Statement of Additional Information under "Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares".


      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      Class C Shares. The public offering price for Class C shares is the NAV of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B shares" above and "How to Redeem Shares."

      Class B and C Shares. The Distributor compensates certain Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

      Class R Shares. The public offering price for Class R shares is the NAV of that Class.

      Right of Accumulation- Class A shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by Dreyfus or Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $100,000 or more. If, for example, you previously purchased and still hold Class A shares, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $80,000 and subsequently purchase Class A shares or shares of an Eligible Fund having a current value of $40,000, the sales load applicable to the subsequent purchase would be reduced to 2.75% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.


      Dreyfus TeleTransfer Privilege. You may purchase Fund shares (minimum $500 and maximum $150,000 per day) by telephone through the Dreyfus TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any business day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - Dreyfus TeleTransfer Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by either Fund.


      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

      In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.


      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-554-4611.





                         DISTRIBUTION AND SERVICE PLANS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Your Investment."

      Class A, Class B and Class C shares are subject to annual fees for distribution and shareholder services.

      The SEC has adopted Rule 12b-1 under the 1940 Act ("Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

      Distribution Plan--Class A Shares. With respect to the Class A shares of each Fund, the Trust has adopted a Distribution Plan pursuant to the Rule (the "Class A Plan"), whereby Class A shares of a Fund may spend annually up to 0.25% of the average of its net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from a Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Funds and/or shareholder services to the Agent's clients that own Class A shares of the Funds. The Trust's Board of Trustees believes that there is a reasonable likelihood that the Class A Plan will benefit each Fund and the holders of its Class A shares.

      The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the Class A Plan without approval of a Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who do not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to a Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

      Distribution and Service Plans -- Class B and C Shares. In addition to the above described Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor and/or any of its affiliates a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B and Class C shares for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B and Class C shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 0.50% of the value of the average daily net assets of Class B and Class C shares. The Trust's Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plan (the "Plans") will benefit the Fund and the holders of Class B and Class C shares.

      A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares.


      An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Agents. The fees payable under each plan described above are payable without regard to actual expenses incurred. Each Fund and the Distributor may suspend or reduce payments under any of the plans at any time, and payments are subject to the continuation of the Fund's plans and the Agreements described above. From time to time, the Agents, the Distributor and each Fund may voluntarily agree to reduce the maximum fees payable under the plans.

      For the fiscal year ended June 30, 2001, each Fund paid the Distributor the following distribution fees:

                    Amount Paid
                    by Class A           Amount Paid by
                    to the               Class B to the      Amount Paid by
                    Distributor          Distributor         Class C to the
                    for fiscal           for fiscal          Distributor for
                    year ended           year ended          fiscal year ended
Name of Fund        June 30, 2001        June 30, 2001       June 30, 2001
------------        -------------        -------------       ------------------

Massachusetts
Municipal Fund      $31,541              $ 2,724             $  533

Municipal Fund      $56,364              $22,329             $4,210

      For the fiscal year ended June 30, 2001, each Fund paid the Distributor with respect to Class B and C shares, the following service fees.

                    Amount Paid          Amount Paid
                    to                   to
                    Distributor          Distributor
                    for fiscal           for fiscal
                    year ended           year ended
                    June 30,             June 30, 2001
                    2001 with            with respect
Name of Fund        respect to Class B   to Class C
------------        -----------------    ------------

Massachusetts
Municipal Fund       $ 1,362             $  266

Municipal Fund       $11,165             $2,105



                       REDEMPTION OF SHARES

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," and "Instructions for Regular Accounts."

      General. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Agents or other institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV.


      The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer or the Dreyfus-Automatic Asset Builder purchase order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

      Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent. If you are a client of a Selected Dealer, you may redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. Each Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. Each Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. Each Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Dreyfus TeleTransfer Privilege.

      You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Dreyfus TeleTransfer Privilege, the Wire Redemption Privilege or Telephone Exchange Privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Each Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.




      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a Dreyfus TeleTransfer redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if Dreyfus TeleTransfer redemption had been used. During the delay, the Fund's NAV may fluctuate.

      Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "Purchase of Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.


      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising the Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.


      Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum), will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $500,000 wired within any 30-day period. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.



      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account only up to $500,000 within any 30-day period. See "Purchase of Shares-- Dreyfus TeleTransfer Privilege."


      Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature- Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.

      Contingent Deferred Sales Charge - Class B shares. A CDSC is payable to the Distributor on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount below the dollar amount of all payments by you for purchase of your Class B shares at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

      If the aggregate value of Class B shares redeemed has declined below their original cost as a result of a Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                               CDSC as a % of
      Year Since                               Amount
      Purchase Payment                         Invested or
      Was Made                                 Redemption Proceeds
      ---------------                          --------------------

      First.........................            3.00
      Second........................            3.00
      Third.........................            2.00
      Fourth........................            2.00
      Fifth.........................            1.00
      Sixth.........................            0.00


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

      For example, assume an investor purchased 100 shares at $10 share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

      For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of a Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

      Contingent Deferred Sales Charge - Class C shares. A CDSC of .75% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B shares" above.

      Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions as a result of a combination of any investment company with the Funds by merger, acquisition of assets or otherwise and (c) redemptions pursuant to the Automatic Withdrawal Plan, as described under "Shareholder Services-Automatic Withdrawal Plan" below. If the Trust's Board of Trustees determines to discontinue the waiver of the CDSC, the disclosure in the Funds' Prospectuses will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

                       SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Accounts Policies" and "Services for Fund Investors."

      The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described below. You should consult your Agent in this regard.

      Fund Exchanges. You may purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

 A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

 B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

 C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

 D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

 E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, an investor's Agent must notify the Transfer Agent of the investor's prior ownership of shares with a sales load and the investor's account number. Any such exchange is subject to confirmation of a shareholder's holdings through a check of appropriate records.


      To request an exchange, an investor or an investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-554-4611. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the relevant "No" box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate Shareholder Services Form, available by calling 1-800-554-4611, or, by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch(R) Automated Telephone System) by calling 1-800-554-4611. If calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares - Procedures." Upon an exchange into a new account, the following shareholder services and Privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Dreyfus TeleTransfer Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.


      By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although each Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. Each Fund reserves the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

      The right to exercise this Privilege may be modified or canceled by each Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Limited Term Municipal Fund or Dreyfus Premier Limited Term Massachusetts Municipal Fund (as applicable), P.O. Box 9268, Boston, MA 02205-8502. Each Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

      Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of a fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder may realize a taxable gain or loss.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Funds reserve the right to reject any exchange request in whole or in part. The Fund Exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you at your option. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the applicable Fund, P.O. Box 9268, Boston, MA 02205-8502 and the notification will be effective three business days following receipt. Each Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.


      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

      Withdrawals of Class A shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


      Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are shareholder. Shares of the same class of other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

 A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

 B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

 C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

 D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these privileges by mailing written notification to Dreyfus Premier Limited Term Massachusetts Municipal Fund or Dreyfus Premier Limited Term Municipal Fund (as applicable), P.O. Box 9268, Boston, MA 02205-8502. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. Each may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the respective Fund may terminate your participation upon 30 days' notice to you.

      Letter of Intent - Class A shares. By signing a Letter of Intent form, available by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Funds held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Funds to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was executed.

              ADDITIONAL INFORMATION ABOUT PURCHASES,
                     EXCHANGES AND REDEMPTIONS


      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is following a market timing strategy or is otherwise engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, or to any automatic investment or withdrawal privilege described herein.


      During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Account Policies."


      The Funds' investments are valued by an independent pricing service (the "Service") approved by the Trustees. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon it evaluation of the marker for such securities). Investments for which, in the judgment of the Service, there are no readily obtainable market quotations (which constitute a majority of each Fund's portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed by the Trustee's officers under the general supervision of the Trust's Board. These procedures need not be used to determine the value of securities held by the Funds if, in the opinion of a committee appointed by the Trust's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Distribution Plan, with respect to Class A, Class B and Class C shares, and fees pursuant to the Service Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.


      NYSE Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectuses entitled "Distributions and Taxes."

      General. Each Fund declares daily and pays dividends monthly from its net investment income, if any, and distributes any net realized capital gains on an annual basis, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Neither Fund will make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before declaration of dividends to investors. Shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class B and C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Class.

      Investors may choose whether to receive dividends and other distributions in cash, to receive dividends in cash, and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV.

      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the net asset value of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable as stated under "Dividends, Other Distributions and Taxes" in the Funds' Prospectuses. In addition, if a shareholder sells shares of a Fund held for six months or less and receives a capital gain distribution with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by a Fund and received by the shareholders on December 31 of that year if the distributions are paid by a Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      It is expected that the Funds will qualify for treatment as a "regulated investment company" ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Funds of any liability for Federal income tax to the extent its taxable earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, each Fund (1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income ("Distribution Requirements), net short-term capital gains and net gains from certain foreign currency transactions), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements.

      The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

      Because each Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to shares of a Fund and if such shares are held by the shareholder for six months or less, then any loss on the redemption or exchange of such shares will, to the extent of such exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of an exempt-interest dividend paid by a Fund which represents income from private activity bonds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Funds' Prospectuses, some or all of a Fund's dividends may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are (1) substantial users with respect to a facility or related to such users within the meaning of the Code or (2) subject to a Federal alternative minimum tax, any applicable state alternative minimum tax, the Federal branch profits tax, or the Federal excess net passive income tax.

      Dividends derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends distributions") paid by the Funds are taxable to U.S. shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from the Funds' capital gain (the excess of net long-term capital gain over short-term capital loss) are taxable to such shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 20% with respect to capital gain from securities held for more than one year. Dividends and other distributions also may be subject to state and local taxes.

      Dividends derived by the Funds from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends derived by the Funds from interest on relevant state Municipal Obligations will be designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations earned on that day.

      Notice as to the tax status of your dividends and distributions other will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and distributions from net capital gains, if any, paid during the year.

      The Code provides for the "carryover" of some or all of the sales load imposed on Class A shares if (1) a shareholder redeems those shares or exchanges those shares for shares of another fund advised or administered by Dreyfus within 91 days of purchase and (2) in the case of a redemption, acquires other Fund Class A shares through exercise of the Reinvestment Privilege or, in the case of an exchange, such other fund reduces or eliminates its otherwise applicable sales load for the purpose of the exchange. In these cases, the amount of the sales load charged or the purchase of the original Class A shares, up to the amount of the reduction of the sales load pursuant to the Reinvestment Privilege or on the exchange, as the case may be, is not included in the basis of such shares for purposes of computing, gain or loss on the redemption or the exchange and instead is added to the basis of the shares acquired pursuant to the Reinvestment Privilege or the exchange.

      The Funds must withhold and remit to the U.S. Treasury ("backup withholding") 30.5% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, paid to an individual or certain other non-corporate shareholders if the shareholder (1) fails to certify that the TIN furnished to the Fund is correct (2) that he or she has not received notice from the IRS that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return, or (3) the IRS notifies the Funds to institute backup withholding because the IRS determines the shareholder's TIN is incorrect or that the shareholder has failed to properly report such income.

      A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner's Federal income tax return.

      The Funds may be subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

      While the Funds do not expect to realize a significant amount of net long-term capital gains, any such gains realized will be distributed annually as described in the Funds' Prospectuses. Such distributions ("capital gain dividends"), if any, will be taxable to the shareholders as long- term capital gains, regardless of how long a shareholder has held a Fund's shares, and will be designated as capital gain dividends in a written notice mailed by the Funds to the shareholders after the close of the Funds' prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six month rule described above) on the sale or exchange of such share, to the extent of the capital gain dividend, shall be treated as a long-term capital loss.

      A portion of the dividends paid by a Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

      Under Section 1256 of the Code, any gain or loss realized by a Fund from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking to market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify Sections 1256 and 988. As such, all or a portion of any short-term or long- term capital gain from certain straddle transactions may be recharacterized ordinary income. If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such straddles were governed by Section 1256. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the "straddle" and conversion transaction rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

      The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transaction that are identified hedging or straddle transactions of the Code can be subject to the constructive sale provisions.

      Investment by a Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income to satisfy the Distribution Requirement and avoid the 4% excise tax discussed above. In such case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

      State and Local Taxes. Depending upon the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      Foreign Shareholders U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      Foreign Shareholders - Dividends. Dividends (other than exempt- interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder ("effectively connected") generally will be subject to a U.S. federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's ownership of Fund shares is effectively connected, however, then all distributions to that shareholder will not be subject to such withholding and instead will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

      Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain (the excess of long-term capital gain over short-term capital loss), generally will not be subject to U.S. federal income tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 30.5% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      Distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to US. withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status.

      Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to U.S. federal estate tax on their U.S. situs property, such as shares of the Funds, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

      The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                      PORTFOLIO TRANSACTIONS

      All portfolio transactions of a Fund are placed on behalf of each Fund by Dreyfus. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Company's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligation to the Fund. The receipt of such research services does not reduce the normal independent research activities of Dreyfus; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although Dreyfus manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      For the fiscal year ended June 30, 2001 the Massachusetts Municipal Fund paid brokerage commissions amounting to $1,231 and the Municipal Fund paid brokerage commissions amounting to $1,456. For the fiscal years ended June 30, 2000 and 1999, the Funds did not pay any brokerage commissions.

      Portfolio Turnover. While securities are purchased for the Funds on the basis of potential for current income and not for short-term trading profits, a Fund's portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater brokerage commissions and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.


                             PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance Information."


      The Massachusetts Municipal Fund's current yield for the 30-day period ended June 30, 2001 was 3.52%, 3.11%, 3.13% and 3.88%, for its Class A, Class B, Class C and Class R shares, respectively. The Municipal Fund's current yield for the 30-day period ended June 30, 2001 was 3.53%, 3.14%, 3.12% and 3.89% for its Class A, Class B, Class C and Class R shares, respectively. The Massachusetts Municipal Fund's equivalent taxable yield* for the 30-day period ended June 30, 2001 was 6.17%, 5.45%,5.49% and 6.80% for its Class A, Class B, Class C and Class R shares, respectively. The Municipal Fund's equivalent taxable yield for the 30-day period ended June 30, 2001 was 5.84%, 5.20%, 5.17% and 6.44% for its Class A, Class B, Class C and Class R shares, respectively. Current yield is computed pursuant to a formula which operates, with respect to each Class, as follows: the amount of the Fund's expenses with respect to such Class accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B, Class C and Class R on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      The Massachusetts Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended June 30, 2001 were 5.35%, 4.57% and 5.81%, respectively. The average annual total returns for Class B shares for the 1 and 5 year periods ended June 30, 2001 and for the period December 28, 1994 (inception of Class B) through June 30, 2001 were 5.00%, 4.52% and 5.35%, respectively. The average annual total returns for Class C shares for the 1 and 5 year periods ended June 30, 2001 and for the period December 28, 1994 (inception of Class C) through June 30, 2001 were 7.36%, 4.77% and 5.35%, respectively. The average annual total returns for Class R shares for the 1 and 5 year periods ended June 30, 2001 and for the period February 1, 1993 (inception of Class R) through June 30, 2001 were 8.90%, 5.47% and 5.44%, respectively.

      The Municipal Fund's average annual total returns for Class A shares for the 1, 5 and 10 year periods ended June 30, 2001 were 5.06%, 4.77% and 5.89%, respectively. The average annual total returns for Class B shares for the 1 and 5 year periods ended June 30, 2001 and for the period December 28, 1994 (inception of Class B) through June 30, 2001 were 4.69%, 4.70 and 5.53%, respectively. The average annual total returns for Class C shares for the 1 and 5 year periods ended June 30, 2001 and for the period December 28, 1994 (inception of Class C) through June 30, 2001 were 7.06%, 4.96% and 5.57%, respectively. The average annual total returns for Class R for the 1 and 5 year periods ended June 30, 2001 and for the period February 1, 1993 (inception of Class R) through June 30, 2001 were 8.59%, 5.67% and 5.58%, respectively.



* Examples assume a Federal marginal tax rate of 39.60% for the Municipal Fund and a Federal marginal tax rate of 39.60% and a Massachusetts marginal tax rate of 5.60% (combined effective rate of 42.98% for the Massachusetts Municipal Fund).



      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or C the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The Massachusetts Municipal Fund's total return for the period September 24, 1985 (commencement of operations) through June 30, 2001 for Class A was 198.28%. Without giving effect to the applicable front-end sales load, the total return for Class A was 189.31%. The Massachusetts Municipal Fund's total return for Class B and Class C for the period from December 28, 1994 (inception date of Class B and Class C) to June 30, 2001 was 40.40% and 40.37%, respectively. The Massachusetts Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 2001 was 56.08%.

      The Municipal Fund's total return for Class A shares for the period October 1, 1985 (commencement of operations) through June 30, 2001 was 221.57%. Without giving effect to the applicable front-end sales load, the total return for Class A was 211.91%. The Municipal Fund's total return for Class B and Class C for the period December 28, 1994 (inception date of Class B and Class C) to June 30, 2001 was 41.99% and 42.28%, respectively. The Municipal Fund's total return for Class R shares for the period February 1, 1993 (inception of Class R) to June 30, 2001 was 57.89%.


      Total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

      The Funds may also advertise the yield and tax-equivalent yield on a Class of shares. The tax-equivalent yield of a Fund shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax-free yield. This is done by increasing a Class' yield by the amount necessary to reflect the payment of Federal income tax (and state income tax, if applicable) at a stated tax rate.

      Each Fund may compare the performance of its shares to that of other mutual funds, relevant indices or rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

      Performance rankings as reported in Changing Times, Business Week, Institutional Investor, The Wall Street Journal, Mutual Fund Forecaster, No Load Investor, Money Magazine, Morningstar Mutual Fund Values, U.S. News and World Report, Forbes, Fortune, Barron's, Financial Planning, Financial Planning on Wall Street, Certified Financial Planner Today, Investment Advisor, Kiplinger's, Smart Money and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports.

      From time to time, a Fund's advertising materials may refer to Morningstar ratings, and the related analyses supporting the rating.

      From time to time, advertising material for a Fund may including biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

      Yield information is useful in reviewing the Funds' performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if Dreyfus waives any portion of its investment management fees.

      The Funds' net investment income changes in response to fluctuations in interest rates and the expenses of the Funds. Consequently, any given performance quotation should not be considered as representative of the Funds' performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

                        INFORMATION ABOUT THE FUNDS/TRUST


      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable.


      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, without par value, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      On each matter submitted to a vote of the shareholders, all shares of each fund or class shall vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by 1940 Act and except as to any matter which affects the interest of a particular fund or class, in which case only the holders of shares of the one or more affected funds or classes shall be entitled to vote, each as a separate class.

      The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      The Funds will send annual and semi-annual financial statements to all of its shareholders.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

                 COUNSEL AND INDEPENDENT AUDITORS

      Kirkpatrick & Lockhart, LLP, 1800 Massachusetts Avenue, N. W., Second Floor, Washington, D.C., 20036-1800 has passed upon the legality of the shares offered by the Funds' Prospectuses and this SAI.


      ______________, 757 Third Avenue, New York, NY 10017, was appointed by the Trustees to serve as the Funds' independent auditors for the year ended June 30, 2002, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of each Fund.



                            APPENDIX A


         RISK FACTORS - INVESTING IN MASSACHUSETTS MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

      General. In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time in the last three years. The Massachusetts economy has been the strongest in New England, making up an average of 47.4% of New England's total gross product and an average of 2.8% of the nation's economy over the past decade.

      From February 2000 to February 2001, employment levels increased in every industry except manufacturing. The most rapid growth during this period came in the construction and mining sectors, which grew at rates of 12.0% and 9.1%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 2.4%. While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990's caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts fell from 3.2% in 1999 to 2.6% in 2000, and the United States unemployment rate fell from 4.2% in 1999 to 4.0% in 2000.

      Finances. Massachusetts ended each of the fiscal years 1996 through 2000 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 2001.

      The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, the Commonwealth has managed to keep annual growth in per capita expenditures low. From fiscal 1996 through fiscal 2000, per capita costs have increased by less than 1% annually over the five-year period. The Medicaid program, which is administered by the Division of Medical Assistance, provides health care to low-income children and families, low-income adults, the disabled and the elderly. During fiscal years 1996, 1997, 1998, 1999 and 2000, Medicaid expenditures were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from fiscal 1996 to fiscal 2000 was 4.73%. Fiscal 2000 Medicaid expenditures increased approximately 10.7% from fiscal 1999.

      The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers in city, town and regional school districts throughout the Commonwealth. The unfunded actuarial accrued liability based on the January 1, 2000 valuation was approximately $773.4 million for Commonwealth employees, approximately $2.739 billion for teachers, approximately $521 million for Boston teachers and $803 million for cost-of-living increases granted for local systems prior to July 1997, for a total unfunded liability of approximately $4.837 billion. Pension fund legislation has been enacted to require the amortization of such liabilities by June 30, 2018.

      In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (1) 2.5% of the full and fair cash value of real estate and personal property therein and (2) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (a) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (b) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election.

      Indebtedness. The Commonwealth is authorized to issue three types of debt directly--general obligation debt, special obligation debt and Federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of Federal highway construction reimbursements. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities.

      Payments for debt service on Massachusetts general obligation debt has risen from $905.1 million in fiscal 1996 to $1.19 billion in fiscal 2000. Debt service for fiscal 2001 is estimated to be $1.36 billion. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of April 1, 2001 the Commonwealth had approximately $10.0 billion of outstanding "direct" debt.

      Litigation. There are pending in state and Federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

      Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

      Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor.

      Taxes and Other Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and there is no implication that the Commissioner has conceded any liability whatsoever. Approximately $124 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

      Eminent Domain. The Commonwealth is a party to eminent domain actions in connection with the Central Artery/Ted Williams Tunnel project.

      Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth's and other states' litigation against the cigarette industry. The Commonwealth has estimated its allocable share of the base amounts under the agreement over the next 25 years to be approximately $7.6 billion, without regard to any potential adjustments, reductions or offsets. The Commonwealth was also awarded $414 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states' particular contributions to the national tobacco litigation effort, payable in equal annual installments during the years 2008 through 2017. The amounts that might be payable, if any, by the Commonwealth for legal costs in relation to the tobacco litigation cannot be determined at this time. The outside attorneys for the Commonwealth were awarded approximately $775 million in fees to be paid over time by the tobacco companies. The outside attorneys have notified the Attorney General that they reserve their right to submit a claim to the Commonwealth for the difference between the $775 million and 25% of the Commonwealth's settlement payments.

      Attorney General Investigation. On March 20, 2001, the Inspector General of the Commonwealth issued a report to the State Treasurer containing the initial results of a yearlong review of the financial history of the Central Artery/Ted Williams Tunnel project from 1994 to the present. The report asserts that the private joint venture serving as the project's management consultant had provided then-Governor Weld and project officials with project cost estimates of $13.790 billion in November and December, 1994, more than five years before comparable estimates were made public by project officials on February 1, 2000. On April 2, 2001, the Attorney General of the Commonwealth confirmed that he had commenced a criminal investigation into the Inspector General's allegations.

      Securities and Exchange Commission Investigation. On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission was conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

                            APPENDIX B


                         Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

 Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories. Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade
(MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

 Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'






                                     PART C
                                OTHER INFORMATION

     Item 23.   Exhibits
                --------


           A(1) Third Amended and Restated Master Trust Agreement filed
                January 8, 1993, incorporated by reference to Post-Effective Amendment No. 22, filed on January 29, 1993.

           A(2) Amendment No. 1 to the Third Amended and Restated Master
                Trust Agreement filed on May 21, 1993, incorporated by reference to Post-Effective Amendment No. 24, filed on June 29, 1993.

           A(3) Amendment No. 2 to the Third Amended and Restated Master
                Trust Agreement filed on February 7, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           A(4) Amendment No. 3 to the Third Amended and Restated Master
                Trust Agreement filed on March 31, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           A(5) Amendment No. 4 to the Third Amended and Restated Master
                Trust Agreement, incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           A(6) Amendment No. 5 to the Third Amended and Restated Master
                Trust, incorporated by reference to Post-Effective Amendment No. 32, filed on December 13, 1994.

           A(7) Amendment No. 6 to the Third Amended and Restated Master
                Trust Agreement dated August 30, 1996, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

           A(8) Amendment No. 7 to the Third Amended and Restated Master
                Trust Agreement dated February 27, 1997, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

           B(1) By-Laws of the Trust, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

           B(2) Amendment No. 1 to By-Laws of the Trust, incorporated by reference to the Registration Statement on Form N-14, filed on June 12, 1998.

           D(1) Investment Management Agreement between the Registrant and
                Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           D(2) Assignment Agreement among the Registrant, Mellon Bank, N.A.
                and The Dreyfus Corporation, dated as of October 17, 1994, (relating to Investment Management Agreement dated April 4,
                1994). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.


           E Form of Distribution Agreement is incorporated by refererance to Post-Effective Amendment No. 53.


           F    Not Applicable.

           G(1) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 29, filed on April 1, 1994.

           G(2) Sub-Custodian Agreement between Mellon Bank, N.A. and Boston
                Safe Deposit and Trust Company, dated April 4, 1994, incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           G(3) Amendment to Custody and Fund Accounting Agreement, dated
                August 1, 1994,incorporated by reference to Post-Effective Amendment No. 30, filed on October 11, 1994.

           H    Not applicable.

           I(1) Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment Number 34 filed on December 28, 1994.


           I(2) Not applicable.


           J(1) Consent of Coopers & Lybrand L.L.P. is incorporated by reference to Post-Effective Amendment No 36.


           J(2) Not applicable.


           M(1) Restated Distribution Plan (relating to Investor Shares and
                Class A Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.

           M(2) Distribution and Service Plans (relating to Class B Shares and Class C Shares). Incorporated by reference to Post-Effective Amendment No. 33 filed on December 19, 1994.


           M(3) Amended and Restated Distribution and Service Plans, incorporated by reference to Post-Effective Amendment No. 53, filed on October 24, 2000.


           0 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 45, filed on October 30, 1996.


           P Code of Ethics adopted by the Registrant, incorporated by reference to Post-Effective Amendment No. 53, filed on October 24, 2000.



     Other Exhibits
     ______________


           (a) Power of Attorney of Stephen E. Canter and Joseph W. Connolly dated March 22, 2000, incorporated by reference to Post-Effective Amendment No. 53, filed on October 24, 2000.

           (b) Power of Attorney of the Trustees dated March 16, 2000, incorporated by reference to Post-Effective Amendment No. 53, filed on October 24, 2000.

           (c) Certificate of Incumbency dated October 24, 2000, incorporated by reference to Post-Effective Amendment No. 53, filed on October 24, 2000.




     Item 24.   Persons Controlled by or under Common Control with
                Registrant
                --------------------------------------------------
                Not applicable.


     Item 25.   Indemnification
                ---------------

           Under a provision of the Registrant's Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust"), any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him/her in connection with any action, suit or proceeding to which he/she may be a party or otherwise involved by reason of his/her being or having been a Trustee or officer of the Registrant.

           This provision does not authorize indemnification against any liability to the Registrant or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his/her duties. Moreover, this provision does not authorize indemnification where such Trustee or officer is finally adjudicated not to have acted in good faith in the reasonable belief that his/her actions were in or not opposed to the best interests of the Registrant. Expenses may be paid by the Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Trustee or officer to repay such expenses to the Registrant if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust.


Item 26.    Business and Other Connections of Investment Adviser.
-------     ----------------------------------------------------

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------


                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates


MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

Stephen R. Byers                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director, Chief Investment
Officer, Director of Investments   Gruntal & Co., LLC                    Partner                       5/97 - 11/99
and Senior Vice President          650 Madison Avenue                    Director                      5/97 - 11/99
                                   New York, NY 10022                    Member of Executive           5/97 - 11/99
                                                                         Committee
                                                                         Executive Vice President      6/99 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
                                                                         Treasurer                     5/97 - 6/99

Stephen E. Canter                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
President, Chief Executive         Dreyfus Investment                    Chairman of the Board         1/97 - Present
Officer and Chief Operating        Advisors, Inc.++                      Director                      5/95 - Present
Officer                                                                  President                     5/95 - Present

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present

                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers

                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers

                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland





Michael G. Millard                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Director
                                   Dreyfus Service Corporation++         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - Present
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division
                                                                         Senior Vice President -       5/97 - 5/98
                                                                         Dreyfus Investment Division
                                                                         Account Executive             4/96 - 5/97




J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

Ronald P. O'Hanley                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
                                   Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan

                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present

                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*

                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Executive Vice President,
and Secretary                      The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98

                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99


DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Senior Vice President - Product                                          Marketing and Advertising
Development                                                              Division

PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications


WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present

                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.





Item 27.   Principal Underwriters
________   ______________________


      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)      Dreyfus A Bonds Plus, Inc.
2)      Dreyfus Appreciation Fund, Inc.
3)      Dreyfus Balanced Fund, Inc.
4)      Dreyfus BASIC GNMA Fund
5)      Dreyfus BASIC Money Market Fund, Inc.
6)      Dreyfus BASIC Municipal Fund, Inc.
7)      Dreyfus BASIC U.S. Government Money Market Fund
8)      Dreyfus California Intermediate Municipal Bond Fund
9)      Dreyfus California Tax Exempt Bond Fund, Inc.
10)     Dreyfus California Tax Exempt Money Market Fund
11)     Dreyfus Cash Management
12)     Dreyfus Cash Management Plus, Inc.
13)     Dreyfus Connecticut Intermediate Municipal Bond Fund
14)     Dreyfus Connecticut Municipal Money Market Fund, Inc.
15)     Dreyfus Florida Intermediate Municipal Bond Fund
16)     Dreyfus Florida Municipal Money Market Fund
17)     Dreyfus Founders Funds, Inc.
18)     The Dreyfus Fund Incorporated
19)     Dreyfus Global Bond Fund, Inc.
20)     Dreyfus Global Growth Fund
21)     Dreyfus GNMA Fund, Inc.
22)     Dreyfus Government Cash Management Funds
23)     Dreyfus Growth and Income Fund, Inc.
24)     Dreyfus Growth and Value Funds, Inc.
25)     Dreyfus Growth Opportunity Fund, Inc.
26)     Dreyfus Premier Fixed Income Funds
27)     Dreyfus Index Funds, Inc.
28)     Dreyfus Institutional Money Market Fund
29)     Dreyfus Institutional Preferred Money Market Funds
30)     Dreyfus Institutional Short Term Treasury Fund
31)     Dreyfus Insured Municipal Bond Fund, Inc.
32)     Dreyfus Intermediate Municipal Bond Fund, Inc.
33)     Dreyfus International Funds, Inc.
34)     Dreyfus Investment Grade Bond Funds, Inc.
35)     Dreyfus Investment Portfolios
36)     The Dreyfus/Laurel Funds, Inc.
37)     The Dreyfus/Laurel Funds Trust
38)     Dreyfus LifeTime Portfolios, Inc.
39)     Dreyfus Liquid Assets, Inc.
40)     Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)     Dreyfus Massachusetts Municipal Money Market Fund
42)     Dreyfus Massachusetts Tax Exempt Bond Fund
43)     Dreyfus MidCap Index Fund
44)     Dreyfus Money Market Instruments, Inc.
45)     Dreyfus Municipal Bond Fund, Inc.
46)     Dreyfus Municipal Cash Management Plus
47)     Dreyfus Municipal Money Market Fund, Inc.
48)     Dreyfus New Jersey Intermediate Municipal Bond Fund
49)     Dreyfus New Jersey Municipal Bond Fund, Inc.
50)     Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)     Dreyfus New Leaders Fund, Inc.
52)     Dreyfus New York Municipal Cash Management
53)     Dreyfus New York Tax Exempt Bond Fund, Inc.
54)     Dreyfus New York Tax Exempt Intermediate Bond Fund
55)     Dreyfus New York Tax Exempt Money Market Fund
56)     Dreyfus U.S. Treasury Intermediate Term Fund
57)     Dreyfus U.S. Treasury Long Term Fund
58)     Dreyfus 100% U.S. Treasury Money Market Fund
59)     Dreyfus Pennsylvania Intermediate Municipal Bond Fund
60)     Dreyfus Pennsylvania Municipal Money Market Fund
61)     Dreyfus Premier California Municipal Bond Fund
62)     Dreyfus Premier Equity Funds, Inc.
63)     Dreyfus Premier International Funds, Inc.
64)     Dreyfus Premier GNMA Fund
65)     Dreyfus Premier Opportunity Funds
66)     Dreyfus Premier Worldwide Growth Fund, Inc.
67)     Dreyfus Premier Municipal Bond Fund
68)     Dreyfus Premier New York Municipal Bond Fund
69)     Dreyfus Premier State Municipal Bond Fund
70)     Dreyfus Premier Value Equity Funds
71)     Dreyfus Short-Intermediate Government Fund
72)     Dreyfus Short-Intermediate Municipal Bond Fund
73)     The Dreyfus Socially Responsible Growth Fund, Inc.
74)     Dreyfus Stock Index Fund
75)     Dreyfus Tax Exempt Cash Management
76)     The Dreyfus Premier Third Century Fund, Inc.
77)     Dreyfus Treasury Cash Management
78)     Dreyfus Treasury Prime Cash Management
79)     Dreyfus Variable Investment Fund
80)     Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)     General California Municipal Bond Fund, Inc.
82)     General California Municipal Money Market Fund
83)     General Government Securities Money Market Funds, Inc.
84)     General Money Market Fund, Inc.
85)     General Municipal Bond Fund, Inc.
86)     General Municipal Money Market Funds, Inc.
87)     General New York Municipal Bond Fund, Inc.
88)     General New York Municipal Money Market Fund
89)     MPAM Funds Trust



(b)

                                                                                                 Positions and
Name and principal                                                                               offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------


Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Jude C. Metcalfe **                   Executive Vice President                                   None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President and Director                      None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer  and Director                      None
James Book **                         Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Lawrence S. Kash *                    Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             Assistant
                                                                                                 Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 6500 Wilshire Boulevard, 8th Floor, Los Angles, CA 90048.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
+    Principal business address is One Boston Place, Boston, MA 02108.



Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------

               None




                                 SIGNATURES
                                  __________


     Pursuant to the requirements of the Securities Act of 1933 and to the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 31st day of August, 2001.


                     THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                BY:  /s/Stephen E. Canter*
                     ______________________________________
                     Stephen E. Canter, President


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                          Title                      Date
________________________       ______________________________     __________



/s/Stephen E. Canter*          President                           08/31/01
---------------------------
Stephen E. Canter

/s/Joseph W. Connolly*         Vice President and Treasurer         08/31/01
---------------------------
Joseph W. Connolly

/s/Joseph S. DiMartino*        Trustee, Chairman of the Board       08/31/01
---------------------------
Joseph S. DiMartino

/s/James M. Fitzgibbons*       Trustee                              08/31/01
---------------------------
James M. Fitzgibbons

/s/Kenneth A. Himmel*          Trustee                              08/31/01
---------------------------
Kenneth A. Himmel

/s/Stephen J. Lockwood*        Trustee                              08/31/01
---------------------------
Stephen J. Lockwood

/s/Roslyn M. Watson*           Trustee                              08/31/01
---------------------------
Roslyn M. Watson

/s/J. Tomlinson Fort*          Trustee                              08/31/01
---------------------------
J. Tomlinson Fort

/s/Arthur L. Goeschel*         Trustee                              08/31/01
---------------------------
Arthur L. Goeschel

/s/Benaree Pratt Wiley*        Trustee                              08/31/01
---------------------------
Benaree Pratt Wiley




*By: /s/Jeff Prusnofsky
     ---------------------------
     Jeff Prusnofsky
     Attorney-in-Fact